UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V31477-P05717-Z86975 UNITED STATES STEEL CORPORATION 600 GRANT STREET ROOM 1681 PITTSBURGH, PA 15219 ATTENTION: TUCKER J. KULP UNITED STATES STEEL CORPORATION 2024 Annual Meeting Deadline to vote prior to the Annual Meeting April 29, 2024 11:59 PM ET You invested in UNITED STATES STEEL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on April 30, 2024 at 12:00 p.m. Eastern Time. Vote Virtually during the Meeting* April 30, 2024 12:00 PM Virtually at: www.virtualshareholdermeeting.com/X2024 Get informed before you vote View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to April 16, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Requests, instructions and other inquiries sent to this email address will not be forwarded to your investment advisor.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V31478-P05717-Z86975 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the information contained in the proxy materials before voting. Proposal 1. Election of Directors 1a. Tracy A. Atkinson For 1b. Andrea J. Ayers For 1c. David B. Burritt For 1d. Alicia J. Davis For 1e. Terry L. Dunlap For 1f. John J. Engel For 1g. John V. Faraci For 1h. Murry S. Gerber For 1i. Jeh C. Johnson For 1j. Paul A. Mascarenas For 1k. Michael H. McGarry For 1l. David S. Sutherland For 1m. Patricia A. Tracey For Proposal 2. Approval, in a non-binding advisory vote, of the compensation of our Named Executive Officers (Say-on-Pay) For Proposal 3. Ratification of appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.